                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           __________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             _______________________________________________________

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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   800 Nicollet Mall
Minneapolis, Minnesota                                            55402
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(Address of principal executive offices)                        (Zip Code)
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                                Richard Prokosch
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3918
            (Name, address and telephone number of agent for service)

                            Ply Gem Industries, Inc.
                     (Issuer with respect to the Securities)

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           Delaware                                             11-1727150
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(State or other jurisdiction of incorporation or             (I.R.S. Employer
         organization)                                       Identification No.)
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303 West Major Street
Kearney, Missouri                                                 64060
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(Address of Principal Executive Offices)                        (Zip Code)
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                      9% SENIOR SUBORDINATED NOTES DUE 2012
                       (TITLE OF THE INDENTURE SECURITIES)

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                         TABLE OF ADDITIONAL REGISTRANTS

                                                     PRIMARY
                               STATE OR OTHER        STANDARD         IRS
                               JURISDICTION OF     INDUSTRIAL       EMPLOYER
                               INCORPORATION OR   CLASSIFICATION  IDENTIFICATION
         NAME                    ORGANIZATION      CODE NUMBER       NUMBER
----------------------------   ----------------   --------------  --------------
Ply Gem Holdings, Inc.             Delaware            3089        20-0645710

Great Lakes Window, Inc.             Ohio              3089        34-1548026

Kroy Building Products, Inc.       Delaware            3089        04-3248415

Napco, Inc.                        Delaware            3089        13-3637496

Thermal-Gard, Inc.               Pennsylvania          3089        25-1832352

Variform, Inc.                     Missouri            3089        43-0799731

Napco Window Systems, Inc.         Delaware            3089        06-1592534

         The address of each of the additional registrants is c/o Ply Gem Industries, Inc., 303 West Major Street, Kearney, Missouri 64060, (800) 800-2244.

                                    FORM T-1
                                    --------

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of the Currency
                  Washington, D.C.

         b)       WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None

ITEMS 3-15   ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
             KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR
             WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

         1.       A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.       A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of December 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



*    Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 23rd day of March, 2004.


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By: /s/ Richard Prokosch
                                        ---------------------------------------
                                        Richard Prokosch
                                        Vice President




By:  /s/ Benjamin J. Krueger
     -----------------------------
     Benjamin J. Krueger
     Trust Officer

                                    EXHIBIT 6
                                    ---------

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:   March 23, 2004


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By: /s/ Richard Prokosch
                                        ---------------------------------------
                                        Richard Prokosch
                                        Vice President




By:  /s/ Benjamin J. Krueger
     -----------------------------
     Benjamin J. Krueger
     Trust Officer

                                    EXHIBIT 7
                                    ---------

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2003

                                    ($000'S)

                                                             12/31/2003
                                                           --------------
ASSETS
     Cash and Due From Depository Institutions               $8,631,361
     Federal Reserve Stock                                            0
     Securities                                              42,963,396
     Federal Funds                                            2,585,353
     Loans & Lease Financing Receivables                    114,718,888
     Fixed Assets                                             1,911,662
     Intangible Assets                                       10,254,736
     Other Assets                                             8,093,654
                                                           --------------
         TOTAL ASSETS                                      $189,159,050

LIABILITIES
     Deposits                                              $128,249,183
     Fed Funds                                                5,098,404
     Treasury Demand Notes                                    3,585,132
     Trading Liabilities                                        213,447
     Other Borrowed Money                                    21,664,023
     Acceptances                                                123,996
     Subordinated Notes and Debentures                        5,953,524
     Other Liabilities                                        5,173,011
                                                           --------------
     TOTAL LIABILITIES                                     $170,060,720

EQUITY
     Minority Interest in Subsidiaries                       $1,002,595
     Common and Preferred Stock                                  18,200
     Surplus                                                 11,677,397
     Undivided Profits                                        6,400,138
                                                           --------------
         TOTAL EQUITY CAPITAL                               $19,098,330

TOTAL LIABILITIES AND EQUITY CAPITAL                       $189,159,050

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Richard Prokosch
     --------------------
     Vice President

Date:    March 23, 2004